Exhibit 10.3

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (this “Agreement”) is entered into as of October 1, 2009 (the “Effective Date”), by and between Credit Union Liquidity Services, LLC, a Texas limited liability company formerly known as Texans Commercial Capital, LLC (“Lender”) and Behringer Harvard Mountain Village, LLC (“Borrower”), a Colorado limited liability company.  Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership (“Guarantor”), as a guarantor, executes this Agreement to evidence its consent to and agreement with the terms and provisions contained herein.

Recitals

A.           On September 29, 2006, Borrower, as maker, executed that certain Note (as amended, the “Note”), payable to Lender, as payee, in the original principal amount of Thirty-one Million Six Hundred Fifty Thousand and No/100 Dollars ($31,650,000.00).  The Note evidences a loan (the “Loan”) made by Lender to Borrower.  Certain terms and provisions of the Loan are set forth in that certain Construction Loan Agreement (as amended, the “Loan Agreement”), dated as of September 29, 2006, by and between Borrower and Lender.

B.           Payment of the Note and the outstanding indebtedness evidenced by the Note are secured by, among other things, the liens, security interests, terms and provisions granted by that certain Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rental, dated as of September 29, 2006, executed and delivered by Borrower, as grantor, unto the Public Trustee of San Miguel County, Colorado, as trustee, for the benefit of Lender, as beneficiary, recorded October 12, 2006 as Instrument No. 387559 in the real property records in San Miguel County, Colorado (the “Deed of Trust”) covering that certain property described in Exhibit A attached hereto and incorporated herein for all purposes, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust (the “Mortgaged Property”).

C.           Payment of the Note and the outstanding indebtedness evidenced by the Note are further secured by, among other things, the terms and provisions contained by that certain Guaranty Agreement, dated September 29, 2006, executed by Guarantor, as guarantor, for the benefit of Lender, as amended by that certain First Amendment to Guaranty Agreement dated effective as of September 25, 2008 (together, the “Guaranty”)

D.           Lender is currently the owner and holder of the right to receive payments due under the Note and the outstanding indebtedness evidenced by the Note, and the owner of the liens, security interests, terms, and provisions granted by the Deed of Trust.

E.           Borrower and Lender entered into that certain First Modification Agreement dated as of September 25, 2008 (the “First Modification”), which amended certain provisions of the Note and Loan Agreement.

F.           This Agreement, the Loan Agreement, the Deed of Trust, and any and all other documents executed in connection therewith, or relating in any way thereto, each as amended or modified from time to time, are referred to hereinafter either individually or collectively as the “Loan Documents.”

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 Second Modification Agreement

G.           Lender and Borrower desire to modify certain terms and provisions of the Loan Documents as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Agreements

1.           Defined Terms.  All capitalized terms in this Agreement which are not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

2.           Continuing Validity.  All of the Loan Documents (including, without limitation, the Note), as modified hereby, continue to be in full force and effect.  All monies due and payable under the Note shall continue to be due and payable in accordance with the terms of the Note, as modified hereby.  Nothing herein contained shall affect or impair the validity or priority of the lien and security interests granted by the Deed of Trust or under any of the other Loan Documents.

3.           Confirmation of Loan Balances.  Borrower hereby acknowledges, agrees, and represents that:

(a)           as of the Effective Date, the outstanding principal balance of the Loan is $8,797,576.51;

(b)           as of the Effective Date, the total amount spent by Borrower (including Loan proceeds) to complete construction of the Improvements and perform all other matters contemplated by the Plans and the Approved Budget is $26,917,879.68; and

(c)           as of the Effective Date, $1,998,158.29 remains in the Interest Reserve.

4.           Amendment of Certain Definitions and Provisions.

(a)           The definition of "Permitted Indebtedness" in Section 1.01 of the Loan Agreement is hereby revised in its entirety to read as follows:

"Permitted Indebtedness" means (a) the Loan, (b) property taxes and insurance premiums accrued but not delinquent, (c) indebtedness for items permitted under the Approved Budget for which no Advance has yet been made for payment and which is not past due, (d) trade Indebtedness incurred in the ordinary course of business of operations and maintenance of the Property in an amount not to exceed $300,000.00, which is not past due, (e) unsecured loans made by owners (directly or indirectly) of interests in Borrower or Affiliates of such owners, and (f) that certain Second Lien Deed of Trust given by Borrower for the benefit of Lender dated October 1, 2009 as additional security for a loan from Lender to Borrower’s affiliate, Behringer Harvard Mockingbird Commons, LLC.

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 (b)           The definition of "Permitted Liens" in Section 1.01 of the Loan Agreement is hereby revised in its entirety to read as follows:

"Permitted Liens" means (a) the Permitted Exceptions, (b) Liens for taxes, assessments or governmental charges or levies not yet due or which Borrower is actively contesting in good faith by appropriate proceedings and in conformance with Sections 4.10 and 4.11 hereof, (c) Liens for any other propose which Borrower is actively contesting in good faith by appropriate proceedings and in conformance with Section 4.11 hereof, (d) Liens in favor of Lender as contemplated by this Loan Agreement, and (e) that certain Second Lien Deed of Trust given by Borrower for the benefit of Lender dated October 1, 2009 as additional security for a loan from Lender to Borrower’s affiliate, Behringer Harvard Mockingbird Commons, LLC.

(c)           The following is hereby added as new clause (r) in Article VII of the Loan Agreement:

(r)           Guarantor shall fail to strictly comply with Section 5(e) of the Guaranty, as amended.

5.           Acknowledgments by Borrower and Guarantor.

(a)           Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict, or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents.  Borrower and Guarantor hereby acknowledge, agree, and represent that:

(i)           To the best knowledge of Borrower, Borrower is not in default under the Note, the Deed of Trust, or any other Loan Documents after giving effect to the terms of this Agreement;

(ii)          Borrower has no defenses, counter-claims, or offsets to the Note, Deed of Trust, or any other Loan Documents, as modified herein;

(iii)         Borrower waives any and all defenses, counter-claims, or offsets to the enforcement of the Note, Deed of Trust, or any other Loan Documents, as modified, renewed, and extended herein, whether known or unknown;

(iv)         The Note, Deed of Trust, and other Loan Documents, as modified, renewed, and extended herein, are in full force and effect.

(v)          Borrower and Guarantor have the power and requisite authority to execute, deliver, and perform their obligations hereunder and under the Loan Documents, and are duly authorized, and have taken all necessary action to authorize such person or entity to execute, deliver and perform this Agreement and the Loan Documents and will continue to be duly authorized to perform their obligations under this Agreement and the Loan Documents.

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 (vi)        The representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, Guarantor, and third parties making same, as the case may be, and are hereby remade to Lender as of the Effective Date, subject to those matters set forth on Exhibit B attached hereto and incorporated herein by this reference;

(vii)        There are no Leases in existence with respect to the Property or any portion thereof;

(viii)       Except as set forth on Exhibit B attached hereto, no Liens, whether choate or inchoate, encumber the Property except Permitted Liens.

(ix)          There is no Construction Contract other than that certain Standard Form of Agreement Between Owner and Contractor dated as of November 8, 2006 by and between Borrower and RJM Homes, L.P.;

(x)           No Plans regarding the Improvements or the Mortgaged Property have been prepared by any Person other than the vendors listed on Exhibit F to the First Modification; true and correct copies of all such Plans have been provided to Lender;

(xi)          Borrower contracted with Hunt & Joiner, San Juan, Given & Associates, and Meeks Design Group to provide certain work and Plans with regard to the Property; such work and Plans have been completed in their entirety and paid for by Borrower, and said Plans are the sole property of Borrower; and

(xii)         All references to “Borrower” or “Maker” in the Note (regardless of whether such terms are capitalized) are references to Borrower.

(b)           To the extent Borrower has any claims, offsets, defenses, or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, the same are hereby forever irrevocably waived and released in their entirety.

6.           Lender's Representations.

(a)           As of the Effective Date, Borrower is not in default under Article VII(a) of the Loan Agreement and to Lender’s current actual knowledge, Borrower is not in default under any other provision in Article VII of the Loan Agreement.  As used in this section, the words “Lender’s current actual knowledge” mean and refer to the current actual knowledge of Lender's sole portfolio manager with stewardship over the Loan as of the Effective Date, not in his individual capacity but solely in his capacity as an officer of Lender, limited to his current consciousness, without any due diligence, inquiry, or investigation of any kind or duty of inquiry or investigation and not including any constructive, imputed, or implied knowledge.

(b)           Lender has the power and requisite authority to execute, deliver, and perform its obligations hereunder and is duly authorized, and has taken all necessary action to authorize the Person executing this Agreement, to execute and deliver this Agreement.

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7.           Financial Statements and Reports.  In addition to the Financial Statements required by Section 4.01 of the Loan Agreement (and elsewhere in the Loan Documents), Borrower shall cause the following to be delivered to Lender:  Within forty-five (45) days after the end of each Quarterly Period, statements evidencing, in a manner reasonably satisfactory to Lender, that Guarantor is in compliance with the Net Worth Covenant in Section 5(e) of the Guaranty.

8.           Joinder of Guarantor.  Contemporaneously with the execution and delivery hereof, Borrower shall cause Guarantor to execute and deliver to Lender that certain Second Amendment to Guaranty Agreement in the form of Exhibit C attached hereto and incorporated herein by reference.

9.           No Waiver of Remedies.  Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance, or event constituting a default under the Note or the other Loan Documents.

10.         Release.  Effective as of the Effective Date, and in consideration for this Amendment and all documents executed herewith, Borrower and Guarantor agree as follows:

(a)          For the time period existing on and prior to the Effective Date and relating exclusively to the Loan Documents and the loan memorialized therein, Borrower and Guarantor fully and finally release and discharge Lender (and its officers, directors, shareholders, representatives, employees, agents and attorneys) of and from any and all defaults, potential defaults occurring on or prior to the Effective Date, claims, damages or causes of action to, of or for the benefit (whether directly or indirectly) of, Borrower or Guarantor, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Borrower or Guarantor on account of, arising out of, related to or concerning, whether directly or indirectly, proximately or remotely, the Loan Documents and accruing prior to the Effective Date (collectively, the “Released Claims”);

(b)          In addition to the release set forth above, and not in limitation thereof, Borrower and Guarantor each agree that it or he will never prosecute, or voluntarily (unless required by law) aid in the prosecution of, any of the Released Claims, whether by claim, counterclaim or otherwise.  Borrower and Guarantor agree that compulsory counterclaims shall not be deemed to fall within the “unless required by law” proviso in the foregoing sentence.

11.         Interest Limitation.  The terms and provisions of Section 9.15 of the Loan Agreement are incorporated herein by this reference.

12.         No Novation.  Borrower acknowledges and agrees that this Agreement will not be considered a novation of account or a new contract but that all rights, titles, powers, liens, security interests, and estates created by the Deed of Trust securing the Note constitute valid and subsisting liens and security interests against the Mortgaged Property.

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13.         Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, Lender's costs and expenses incident to the preparation and execution hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of Title Company, and reasonable fees and expenses of legal counsel to Lender.  To the extent not prohibited by applicable law, Borrower will pay all costs and expenses and reimburse Lender for any and all expenditures of every character incurred or expended from time to time during the existence of any default hereunder or under the Loan Documents, in connection with Lender's evaluating, monitoring, administering, and protecting the Property, and creating, perfecting, and realizing upon Lender's security interest in its liens upon the Property, and all costs and expenses, including, without limitation, all appraisal fees, consulting fees, filing fees, taxes, brokerage fees and commissions, fees incident to any security interest lien and other title searches and reports, escrow fees, attorney's fees, legal expenses, court costs, costs incurred in connection with liquidation or sale of the Property, and all other professional fees incurred in connection therewith.  Any amount to be paid under this Section by Borrower to Lender, to the extent not prohibited by applicable law, shall bear interest from the date of demand at the Maximum Rate.

14.         Conditions Precedent.  It shall be a condition to the effectiveness of this Agreement that, on or before the execution hereof by Lender, (a) no Event of Default or Potential Default shall have occurred and be continuing, and (b) Borrower shall have paid Lender the fees and expenses referred to in Section 13 above.

15.         Additional Documentation.  From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing, or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.  Simultaneously with the execution of this Agreement, Borrower shall cause to be delivered to Lender an opinion of counsel, satisfactory to Lender as to form, substance, and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby, (ii) the authority of Borrower and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified, and (iii) such other matters as reasonably requested by Lender.

16.         Effectiveness of the Loan Documents.  Except as expressly modified by the terms and provisions hereof, each of the terms and provisions of the Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loan, the terms of the Loan, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the Effective Date, to refer to the Loan, the terms of the Loan, defined terms, and to such other Loan Documents, as modified hereby.

17.         Governing Law.  THE TERMS AND PROVISIONS HEREOF SALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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18.         Waiver of Jury Trial.  BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY CONDUCT, ACT OR OMISSION OF BORROWER OR LENDER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BORROWER OR LENDER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

19.         Time.  Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

20.         Binding Agreement.  This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors, and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize, or condone the assignment of all or any part of the Mortgaged Property or any of Borrower's rights, titles, or interests in and to the Mortgaged Property, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action, or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

21.         Headings.  The section headings are inserted for convenience of reference only and shall in no way alter, amend, define, or be used in the construction or interpretation of the text of such section.

22.         Construction.  Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine, or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.  In the event of any conflict between the terms and conditions of this Agreement and the other Loan Documents, the terms and conditions of this Agreement shall govern.  Unless otherwise indicated, any reference in this Agreement to a Section or Exhibit shall be a reference to such Section herein or Exhibit hereto.

23.         Severability.  If any clause or provision of this Agreement is or should ever be held to be illegal, invalid, or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid, or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid, and enforceable.

24.         Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts by original or facsimile or email transmission as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.

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25.         Amendment.  The terms and conditions of this Agreement may not be modified, altered, or otherwise amended except by an instrument in writing executed by Borrower and Lender.

26.         No Oral Agreements.  In consideration of the modification of the Loan as provided herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (i) agree that each party's execution of this Agreement constitutes an acknowledgment that such party has read and understands this Agreement, and that it is intended to be part of and is incorporated by reference into each of the Loan Documents; (ii) acknowledges receipt of the following Notice, and (iii) to the extent allowed by law, agrees to be bound by the terms of this Agreement and the Notice:

NOTICE:  THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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Exhibit 10.3

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed by their duly authorized officers, to be effective as of the date first above written.

BORROWER:

BEHRINGER HARVARD MOUNTAIN
VILLAGE, LLC, a Colorado limited liability
company

By:
Name: Gerald J. Reihsen, III
Title: Executive Vice President-Corporate Development & Legal and Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

On this _____ day of October 2009, before me, the undersigned Notary Public in and for the State of Texas, personally appeared Gerald J. Reihsen, III to me personally known who being by me duly sworn did say that he is the Executive Vice President-Corporate Development & Legal and Secretary of Behringer Harvard Mountain Village, LLC, a Colorado limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of Behringer Harvard Mountain Village, LLC by authority, and said Gerald J. Reihsen, III acknowledged the execution of the instrument to be the voluntary act and deed of Behringer Harvard Mountain Village, LLC.

Witness my hand and official seal.

Notary Public

Borrower’s Signature Page  CULS / Behringer Harvard Mountain Village, LLC
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Exhibit 10.3

Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership, executes this Agreement to evidence its consent to, and agreement with, the terms and provisions contained herein.

GUARANTOR:

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP,
a Texas limited partnership

By: Behringer Harvard Advisors II LP,
a Texas limited partnership,
its general partner

By: Harvard Property Trust, LLC,
a Delaware limited liability company,
its general partner

By:
Name: Gerald J. Reihsen, III
Title: Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

On this ___ day of October 2009, before me, the undersigned Notary Public in and for the State of Texas, personally appeared Gerald J. Reihsen, III to me personally known, who being by me duly sworn did say that he is the Secretary of Harvard Property Trust, LLC, in its capacity as the general partner of Behringer Harvard Advisors II LP, a Texas limited partnership, in its capacity as the general partner of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership, executing the foregoing instrument, that the instrument was signed on behalf of the limited partnership by authority of the limited partnership; and said Gerald J. Reihsen, III acknowledged the execution of the instrument to be the voluntary act and deed of the limited partnership.

Witness my hand and official seal.

Notary Public

Guarantor’s Signature Page
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Exhibit 10.3

LENDER:

CREDIT UNION LIQUIDITY SERVICES, LLC, a Texas limited liability company

By:
Name: Bill Henderson
Title: Treasurer of the Board of Managers

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

On this _____ day of October 2009, before me, the undersigned Notary Public in and for the State of Texas, personally appeared Bill Henderson to me personally known who being by me duly sworn did say that he is the Treasurer of the Board of Managers of Credit Union Liquidity Services, LLC, a Texas limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of the limited liability company by authority of the limited liability company; and said Bill Henderson acknowledged the execution of the instrument to be the voluntary act and deed of the limited liability company.

Witness my hand and official seal.

Notary Public

Lender’s Signature Page
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Exhibit 10.3

EXHIBIT A

The Mortgaged Property

LOT SS165AB-R,
Town of Mountain Village, Colorado,
A Replat of Lots SS165-A and SS165-B,
According to the plat recorded November 22, 2006 in Plat Book 1 at page 3759 as Reception No. 388573.

TOGETHER WITH the Road Access Easement Agreement, recorded May 17, 2006 at Reception No. 384207, as amended by that certain First Amendment recorded January 22, 2009 at Reception No. 405488; Subject to the terms, conditions, provisions and obligations contained therein;

LESS AND EXCEPT all rights to minerals and oil, gas or other hydrocarbons located on, in or under the subject property, without any right of surface entry for exploration, development or extraction, as reserved to The Telluride Company in Deed recorded in Book 494 at page 22 and in Book 515 at page 626;

COUNTY OF SAN MIGUEL
STATE OF COLORADO

Exhibit A
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Exhibit 10.3

EXHIBIT B

Exceptions to Certain Representations and Warranties

None.

Exhibit B – Page 1	CULS / Behringer Harvard Mountain Village, LLC
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